ABSOLUTE CONVERTIBLE ARBITRAGE FUND (the "Fund")

Supplement dated September 10, 2018 to the Statement of Additional Information ("SAI") dated August 1, 2018

1.
The paragraph entitled "Custodian" in the sub-section entitled "H. Other Fund Service Providers" in the section entitled "Board of Trustees, Management and Service Providers" on page  30 of the SAI is hereby deleted in its entirety and replaced with the following:

Custodian. MUFG Union Bank, N.A. ("Union Bank") serves as custodian for the Fund (the "Custodian").  Under the Custodian Agreement, the Custodian acts as custodian of the assets of the Fund, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations.  The Custodian's principal address is 350 California Street, 6th Floor San Francisco, CA 94104.

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For more information, please contact a Fund customer service representative toll free at
 (888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.